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                                                                  EXHIBIT 23.3
                                   CONSENT


   We hereby consent to the use of our firm name in IAT Multimedia, Inc.'s the Registration Statement on Form S-1 filed pursuant to Rule 462(b) and in the Prospectus incorporated in such Registration Statement. In giving this consent, we do not concede that we come within the category of persons whose consent is required by Section 7 of the Securities Act of 1933, as amended.


                                                 /s/ DR. SCHACKOW & PARTNER


Dated: March 26, 1997